HORIZON BANK

Investor Presentation

Horizon Bancorp, Inc. (NASDAQ: HBNC)

First Quarter Ended March 31, 2026

April 23, 2026

Beyond ordinary banking

Important Information Forward-Looking Statements This press release may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, changes within the domestic and international macroeconomic environment, including trade policy, monetary and fiscal policy, inflation levels, and conditions in the investment, credit, interest rate, and derivatives markets, and their impact on Horizon and its customers; current financial conditions within the banking industry; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, and the effects of foreign and military policies of the U.S. government; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward–looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward–looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

Durable Top-Tier Performance Key Performance Metrics • ROA: 1.62%. Continued top tier performance levels from Q4 at 1.63%. • ROTCE*: 19.02%. Consistency in shareholder value creation from Q4 at 20.66%. • NIM*: 4.29%. Durable net interest margin, aligned with Q4 at 4.29%. Capital • Solid growth of 40 bps in CET1 to 10.82%, up from 10.42% in 4Q25. • Total risk-based capital of 14.77% in 1Q26 compared to 14.36% in 4Q25. Balance Sheet Advancement • Strong deposit growth of $147 million, or 11% linked quarter annualized (LQA); Highlighted by $61 million of growth in non-interest bearing deposits. • Good momentum in Commercial loan growth of $34 million, or 4.0% LQA; Disciplined approach to mortgage pricing in 1Q led to a modest decline in residential balances. Asset Quality • Excellent credit performance, with net charge offs of 0.05% annualized. • Stable and continued historically low non-performing asset levels. 3 * Return on tangible common equity (ROTCE) and Net Fully-Taxable Equivalent Interest Margin (NIM) are Non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures

Franchise Valued Loan Growth

HIGHLIGHTS & DEVELOPMENTS

- Total Commercial Loans continue to have strong momentum
  - Commercial Real Estate grew $21.7 million, or 3.6% LQA.
  - C&I loans increased $12.5 million, or 5.0% LQA.
- Modest decline in Residential and Consumer
  - Reduction of $32 million in residential and consumer.
  - Primarily a result of sub 6% rates elevating refinancing activity in Q1. Team elected to maintain pricing discipline for balance sheet utilization. Mortgage pricing/spreads recovered in March.



14%
15%
71%
Total Loans*
$4.9B
MRQ end
Consumer
Residential
Commercial



$4,877MM
$22MM
$13MM
-$22MM
-$10MM
$4,879MM
4Q25 Loans*
CRE
C&I
Residential
Consumer
1Q26 Loans*

Data as of most-recent quarter (MRQ) end unless stated otherwise.

*Total Gross Loans Held for Investment (HFI), excludes Loans Held for Sale (HFS)

4

Diversified Commercial Portfolio * Land Development and Spec Home Loans H I G H L I G H T S & D E V E L O P M E N T S • Commercial loan balances grew 4.0% LQA • Quarter end balances up $34 million. • Grand Rapids, Indianapolis and Northwest Indiana regions primarily contributed to the linked quarter growth. • Well balanced geographies, product mix and industry • Favorable new production mix, with 37% C&I. • No segment exceeds 6.4% of total loans. Data represents total loans HFI as of MRQ unless stated otherwise 5 28% 20% 14% 15% 9% 10% 4% Central Indiana West Michigan Southwest Michigan Northern Indiana Northern Michigan East Michigan Other $m illi on s Commercial Loans (period end) $3,182 $3,299 $3,357 $3,432 $3,467 $36 $39 $47 $53 $55 $919 $977 $990 $1,011 $1,023 $686 $705 $709 $699 $718 $1,541 $1,578 $1,611 $1,669 $1,670 Other* C&I CRE (owner occ.) CRE (non-owner occ.) 1Q25 2Q25 3Q25 4Q25 1Q26 Geography $3.5B MRQ end 48% 21% 30% 2% CRE (non-owner occ.) CRE(Owner occ.) C&I Other* MIX $3.5B MRQ end

Prime Consumer Portfolio H I G H L I G H T S & D E V E L O P M E N T S • High quality Mortgage and Consumer (primarily HELOC) portfolios, with well qualified borrowers and significant equity in homes. • Management elected to not leverage balance sheet with lower yielding mortgages in Q4 and Q1, maintaining spreads. • Momentum heading into Q2 provides stable/modest growth outlook, driven by recent strategic hiring and elevated pipelines. 6Data represents total loans HFI as of MRQ unless stated otherwise HOME EQUITY MORTGAGE CREDIT SCORE 763 759 DEBT-TO-INCOME 32% 35% LOAN-TO-VALUE 65% 68% 53%41% 6% Mortgage Home Equity Other Consumer Loans Mix $1.4B MRQ end $m illi on s Consumer and Residential Loans (period end) $1,729 $1,687 $1,467 $1,444 $1,412 $802 $786 $784 $772 $750 $927 $901 $683 $672 $662 Residential Consumer 1Q25 2Q25 3Q25 4Q25 1Q26

Strong Asset Quality Metrics 7*Includes all substandard loans and commercial and consumer non-performing loans $m illi on s Substandard Loans* (period end) $66.7 $64.1 $63.2 $59.4 $63.4 1.36% 1.29% 1.31% 1.22% 1.30% Substandard Loans Substandard Loans / Loans HFI 1Q25 2Q25 3Q25 4Q25 1Q26 $m ill io ns Non-Performing Loans (period end) $30.4 $26.4 $31.0 $34.9 $37.0 0.62% 0.53% 0.64% 0.72% 0.76% Commercial Resi Real Estate Consumer NPLs / Loans HFI 1Q25 2Q25 3Q25 4Q25 1Q26 $m ill io ns Net Charge Offs $0.9 $0.3 $0.8 $1.0 $0.6 0.07% 0.02% 0.07% 0.08% 0.05% Commercial Resi Real Estate Consumer Annualized NCOs/ Av. Loans 1Q25 2Q25 3Q25 4Q25 1Q26 H I G H L I G H T S & D E V E L O P M E N T S • Net Charge Offs of 5 basis points annualized remain low, and compare favorably to UBPR Peer group(1). • Early stage delinquencies remain low, and well controlled at 0.40%(2) bank-wide. • Modest increases in Substandard and Non-Performing Loans is indicative of risk rating migration and timing, with reductions anticipated in subsequent quarters. • Allowance for Credit Losses remains stable, and indicative of our strong credit profile and anticipated credit performance. (1) UBPR Peer Group 3, comparable data for full-year 2025 (2) 30-89 day past dues divided by total loans HFI

Data as of period end unless stated otherwise Relationship Based Core Deposits 8 H I G H L I G H T S & D E V E L O P M E N T S • Strong deposit growth of $147 million, or 11% LQA ,across both Consumer and Commercial portfolios • Improved portfolio mix, driven by non-interest-bearing deposit growth of $61 million, or 23% LQA. • Positive growth across all segments of non-interest bearing, interest bearing and CD’s. • Deposit Costs • Interest-bearing deposit cost decreased 7 bps in Q1 and 34 bps over the last year. • Portfolio is well positioned to provide stability to margin outlook for the remainder of 2026. $m illi on s Stable Consumer and Commercial Deposits 19.6% 19.7% 20.3% 20.4% 21.0% 58.9% 59.5% 57.8% 58.7% 57.6% 21.6% 20.9% 21.7% 20.9% 21.5% Non-Int Bearing% Interest Bearing% Time% 1Q25 2Q25 3Q25 4Q25 1Q26 $1,127 $3,393 $1,245 $1,121 $3,385 $1,193 $1,200 $3,198 $1,123 $1,102 $3,094 $1,079 $1,164 $3,119 $1,139 2.24% IB Deposit Cost 1.90% IB Deposit Cost

Net Interest Margin Expansion * Net Fully-Taxable Equivalent Interest Margin is a Non-GAAP measure. 9 Net Interest Margin 2.64% 2.66% 2.97% 3.04% 3.23% 3.52% 4.29% 4.29% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 2.00% 3.00% 4.00% 5.00% H I G H L I G H T S & D E V E L O P M E N T S • Q1 FTE NIM* remained unchanged from the prior quarter, at 4.29%, reflective of continued disciplined loan and deposit pricing as well as an optimized balance sheet. • Strong deposit growth during the quarter drove average interest-earning cash balances $60 million above plan, which dampened the Q1 NIM by about 4 basis points.

H I G H L I G H T S & D E V E L O P M E N T S • Non-interest income off to a strong start to the year, driven by favorable year-over-year gains in Service Charges and Wealth Management (Fiduciary activities). • Momentum in core community banking operations benefiting from past growth and hiring initiatives in Treasury Management and Mortgage, and more recently, in Wealth Management. 10 Data as of MRQ unless stated otherwise. * 1Q25 includes the pre-tax gain of $7.0MM from the sale of its Mortgage Warehouse business in "all other". ** 3Q25 includes the pre-tax loss of $7.7MM from the sale of the Indirect Auto Loan portfolio in "all other". Non-Interest Income Non-Interest Income

Non-Interest Expense

HIGHLIGHTS & DEVELOPMENTS

- Expense control continues to be a top priority of Executive Management, with a focus on operational efficiency in staffing models and outside professional services expenses.
- For Q1, seasonal increases in employee benefits and occupancy expenses were mitigated by declines in outside business services expense and the timing of lower marketing spend.
- Expect Q2 expense run-rate to modestly increase from Q1 levels related to annual merit increases and growth-driven marketing initiatives.

Non-Interest Expense



$39.3
$0.3
$16.6
$22.4
$39.4
$16.7
$22.7
$52.9
$12.7
$17.5
$22.7
$40.6
$18.7
$21.9
$40.7
$17.6
$23.2
1Q25
2Q25
3Q25
4Q25
1Q26
Salaries & Employee Benefits
All Other Non-Interest Expense
Merger Related Expenses
FHLB Prepayment Penalty

Data as of MRQ unless stated otherwise.

11

Strong Capital Position * The tangible common equity to tangible common assets (TCE/TA) ratio and tangible book value per share (TBVPS) are non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures. ** Preliminary estimate – may be subject to change 12 TCE/TA* 8.37% 7.60% 8.38% 8.39% $14.32 $9.76 $10.32 $10.52 2Q25 3Q25 4Q25 1Q26 Leverage Ratio 9.59% 8.22% 9.55% 9.84% 2Q25 3Q25 4Q25 1Q26** CET 1 Ratio 11.48% 10.17% 10.42% 10.82% 2Q25 3Q25 4Q25 1Q26** Total RBC Ratio 14.44% 15.00% 14.36% 14.77% 2Q25 3Q25 4Q25 1Q26**

Full-Year 2026 Guidance Summary Loans (HFI) • Period-end total loans HFI to grow mid-single-digits • Led by consistent high-quality commercial loans Deposits & Funding • Period-end total deposits to grow mid-single-digits • Growth will be primarily in relationship-based commercial and consumer client balances Non-FTE NII & FTE NIM • Non-FTE net interest income to grow in the low-teens • FTE NIM to express relative stability over the year, in the range of 4.25%-4.35% • Full year average earning assets to modestly exceed $6 billion • Assumes no rate cuts in 2026 Non-Interest Income • Full year non-interest income in the mid-$40 million range Non-Interest Expense • Full year non-interest expense in the mid-$160 million range Effective Tax Rate • Effective tax rate in the 18.0% - 20.0% range, reflective of the new, higher earnings profile 13

Appendix

Diverse Commercial Lending Portfolio S T R O N G A N D T R A D I T I O N A L C O M M E R C I A L L E N D I N G • Multi-family represents 6.4% of loans ◦ No major metros outside Indiana and Michigan, other than Columbus, OH ◦ Zero rent regulated/stabilized originated or in portfolio ◦ $2.0 million average loan size • Non-owner-occupied office represents 4.0% of total loans ◦ All in Indiana and Michigan ◦ $1.4 million average loan size • Nursing Home and Assisted Living Facilities represents 2.0% of loans Data as of most-recent quarter (MRQ) unless stated otherwise. 15

Use of Non-GAAP Financial Measures Certain information set forth in this press release refers to financial measures determined by methods other than in accordance with GAAP. Specifically, we have included non-GAAP financial measures relating to net income, diluted earnings per share, pre-tax, pre- provision net income, net interest margin, tangible stockholders’ equity and tangible book value per share, efficiency ratio, the return on average assets, the return on average common equity, and return on average tangible equity. In each case, we have identified special circumstances that we consider to be non-recurring and have excluded them. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business and financial results without giving effect to one-time costs and non–recurring items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. See the tables and other information below and contained elsewhere in this press release for reconciliations of the non-GAAP information identified herein and its most comparable GAAP measures. 16

Non-GAAP Reconciliation 17 Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Interest income (GAAP) (A) $ 86,651 $ 89,288 $ 92,836 $ 91,477 $ 89,175 Taxable-equivalent adjustment: Investment securities - tax exempt (1) 676 665 1,218 1,619 1,646 Loan receivable (2) 381 390 379 382 383 Interest income (non-GAAP) (B) $ 87,708 $ 90,343 $ 94,433 $ 93,478 $ 91,204 Interest expense (GAAP) (C) 24,411 25,812 34,450 36,122 36,908 Net interest income (GAAP) (D) =(A) - (C) $ 62,240 $ 63,476 $ 58,386 $ 55,355 $ 52,267 Net FTE interest income (non-GAAP) (E) = (B) - (C) $ 63,297 $ 64,531 $ 59,983 $ 57,356 $ 54,296 Average interest earning assets (F) $ 5,984,972 $ 5,967,328 $ 6,766,742 $ 7,125,467 $ 7,234,724 Net FTE interest margin (non-GAAP) (G) = (E*) / (F) 4.29% 4.29% 3.52% 3.23% 3.04% (1) The following represents municipal securities interest income for investment securities classified as available-for-sale and held-to-maturity (2) The following represents municipal loan interest income for loan receivables classified as held for sale and held for investment *Annualized Non–GAAP Reconciliation of Net Fully-Taxable Equivalent ("FTE") Interest Margin (Dollars in Thousands, Unaudited)

Non-GAAP Reconciliation 18 Non–GAAP Reconciliation of Return on Average Tangible Common Equity (Dollars in Thousands, Unaudited) Three Months Ended March 31, December 31, September 30, June 30, March 31, 2026 2025 2025 2025 2025 Net income (loss) (GAAP) (A) $ 26,168 $ 26,921 $ (221,990) $ 20,644 $ 23,943 Average stockholders' equity (B) $ 707,916 $ 679,821 $ 731,657 $ 789,535 $ 780,269 Average intangible assets (C) 162,148 162,838 163,552 164,320 165,138 Average tangible equity (Non-GAAP) (D) = (B) - (C) $ 545,768 $ 516,983 $ 568,105 $ 625,215 $ 615,131 Return on average tangible common equity ("ROACE") (non-GAAP) (E) = (A*) / (D) 19.02% 20.66% (155.03) % 13.24% 15.79% *Annualized

Non-GAAP Reconciliation 19 Three Months Ended March 31, December 31, September 30, June 30, March 31, 2026 2025 2025 2025 2025 Total stockholders' equity (GAAP) (A) $ 699,027 $ 688,251 $ 660,771 $ 790,852 $ 776,061 Intangible assets (end of period) (B) 161,716 162,391 163,097 163,803 164,618 Total tangible common equity (non-GAAP) (C) = (A) - (B) $ 537,311 $ 525,860 $ 497,674 $ 627,049 $ 611,443 Total assets (GAAP) (D) 6,564,216 6,436,612 6,712,497 7,652,051 7,628,636 Intangible assets (end of period) (B) 161,716 162,391 163,097 163,803 164,618 Total tangible assets (non-GAAP) (E) = (D) - (B) $ 6,402,500 $ 6,274,221 $ 6,549,400 $ 7,488,248 $ 7,464,018 Tangible common equity to tangible assets (Non-GAAP) (G) = (C) / (E) 8.39% 8.38% 7.60% 8.37% 8.19 % Non-GAAP Reconciliation of Tangible Common Equity to Tangible Assets (Dollars in Thousands. Unaudited)

Non-GAAP Reconciliation 20 Three Months Ended March 31, December 31, September 30, June 30, March 31, 2026 2025 2025 2025 2025 Total stockholders' equity (GAAP) (A) $ 699,027 $ 688,251 $ 660,771 $ 790,852 $ 776,061 Intangible assets (end of period) (B) 161,716 162,391 163,097 163,803 164,618 Total tangible common equity (non-GAAP) (C) = (A) - (B) $ 537,311 $ 525,860 $ 497,674 $ 627,049 $ 611,443 Common shares outstanding (D) 51,057 50,978 50,971 43,802 43,786 Tangible book value per common share (non-GAAP) (E) = (C) / (D) $ 10.52 $ 10.32 $ 9.76 $ 14.32 $ 13.96 Non-GAAP Reconciliation of Tangible Book Value Per Share (Dollars in Thousands. Unaudited)

Thank you John R. Stewart, CFA® Executive Vice President & Chief Financial Officer 515 Franklin Street, Michigan City, IN 46360 219-814-5833 Investor.HorizonBank.com